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PRESS RELEASE


PROVIDENT ANNOUNCES DELAY IN FILING QUARTERLY REPORT ON FORM 10-Q FOR SEPTEMBER 30, 2005

DELAY RELATED TO CORRECTION OF DERIVATIVE ACCOUNTING TREATMENT

BALTIMORE, Nov. 10, 2005 -- Provident Bankshares Corporation (Nasdaq: PBKS), the parent company of Provident Bank, announced today that it will delay the filing of its quarterly report on Form 10-Q for the third quarter of 2005. This action is the result of a current review related to the accounting treatment that the Company has applied to certain derivative instruments that are covered under Financial Accounting Standards (FAS) 133, "Accounting for Derivative Instruments and Hedging Activities." The instruments in question involve derivatives on which the Company has utilized the "short-cut method" of hedge accounting. This review is being conducted in consultation with KPMG LLP, the Company's independent registered public accountants.

Although the review is not complete, the Company expects that it will have to restate certain prior period financial statements. Any resulting financial statement adjustments are expected to be non-cash. Also, in light of the foregoing, the Company may revise its previously issued earnings guidance.

About Provident Bankshares Corporation

Provident Bankshares Corporation is the holding company for Provident Bank, the second largest independent commercial bank headquartered in Maryland. With $6.4 billion in assets, Provident serves individuals and businesses in the key urban areas of Baltimore, Washington and Richmond through a network of 151 offices in Maryland, Virginia, and southern York County, PA. Provident Bank also offers related financial services through wholly owned subsidiaries. Securities brokerage, investment management and related insurance services are available through Provident Investment Center and leases through Court Square Leasing and Provident Lease Corp. Visit Provident on the web at http://www.provbank.com.
                                                    -----------------------

This Press Release, as well as other written communications made from time to time by Provident Bankshares Corporation and subsidiaries (the "Company") (including, without limitation, the Company's 2004 Annual Report to Stockholders) and oral communications made from time to time by authorized officers of the Company, may contain statements relating to the future results of the Company (including certain projections and business trends) that are considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 (the PSLRA). Such forward-looking statements may be identified by the use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," "intend" and "potential." Examples of forward-looking statements include, but are not limited to, possible or assumed estimates with respect to the financial condition, expected or anticipated revenue, and results of operations and business of the Company, including earnings growth determined by using U.S. generally accepted accounting principles ("GAAP"); revenue growth in consumer banking, lending and other areas; origination volume in the Company's consumer, commercial and other lending businesses; asset quality and levels of non-performing assets; current and future capital management programs; non-interest income levels, including fees from services and product sales; tangible capital generation; market share; expense levels; and other business operations and strategies. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the PSLRA.

The Company cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: the factors identified in the Company's Form 10-K for the fiscal year ended December 31, 2004 under the headings "Forward-Looking Statements" and "Risk Factors"; prevailing economic and geopolitical conditions; changes in interest rates, loan demand, real estate values and competition, which can materially affect, among other things, consumer banking revenues, revenues from sales on non-deposit investment products, origination levels in the Company's lending businesses and the level of defaults, losses and prepayments on loans made by the Company, whether held in portfolio or sold in the secondary markets; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; risks and uncertainties related to acquisitions and related integration and restructuring activities; conditions in the securities markets or the banking industry; changes in the quality or composition of the investment portfolio; litigation liabilities, including costs, expenses, settlements and judgments; or the outcome of other matters before regulatory agencies, whether pending or commencing in the future; and other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing, products and services. Additionally, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond the Company's control. Readers are cautioned not to place undue reliance on these forward-looking statements which are made as of the date of this report, and, except as may be required by applicable law or regulation, the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

In the event that any non-GAAP financial information is described in any written communication, including this press release, or in our teleconference, please refer to the supplemental financial tables included with this release and on our website for the GAAP reconciliation of this information.